Other non-current assets (Tables)	12 Months Ended
Mar. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Schedule of other non-current assets

	2022	2021
	£m	£m
Other receivables	110	45
Non-current tax assets	6	6
Prepayments	—	5
Accrued income¹	187	237
	303	293
1. Includes accrued income in relation to property sales to St William Homes LLP and other companies within The Berkeley Group. Following completion of the sale of St William Homes LLP on 15 March 2022, the outstanding accrued income due from St William Homes LLP became due from other companies within The Berkeley Group (see note 16).